UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2016

ITUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-11254	11-2622630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 484-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Items.

On October 17, 2016, ITUS Corporation (the “Company”) received formal notice from The NASDAQ Stock Market LLC (“Nasdaq”) indicating that the Company meets all of the requirements for continued listing on The Nasdaq Capital Market. Accordingly, the Nasdaq compliance matter has been closed.

Nasdaq’s determination follows the Company’s prior disclosure via a Current Report on Form 8-K, as filed with the Securities and Exchange Commission on August 26, 2016, indicating that Nasdaq’s Listing Qualifications Department had determined that the Company no longer satisfied the requirements on The Nasdaq Capital Market.

On October 17, 2016, the Company issued a press release announcing that it had regained compliance with the continued listing standards of Nasdaq. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.

(d)       Exhibits

99.1     Press release, dated October 17, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2016

ITUS CORPORATION

By:/s/ Robert A. Berman

       Name: Robert A. Berman

       Title: President and Chief Executive Officer